UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): February 28, 2005

DEVCON INTERNATIONAL CORP.

(Exact Name of Registrant as Specified in Its Charter)

Florida	000-07152	59-0671992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1350 East Newport Center Drive, Suite 201

Deerfield Beach, Florida 33442

(Address of principal executive office)

Registrant’s telephone number, including area code (954) 429-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

See Item 2.01 below.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 28, 2005, Devcon International Corp. (“Devcon”), through Devcon Security Services Corp. (“Devcon Security”), one of its indirect wholly-owned subsidiaries, completed the acquisition of certain net assets of the electronic security services operation of Adelphia Communications Corporation, a Delaware corporation (“Adelphia”), for approximately $40.2 million in cash based substantially upon contractually recurring monthly revenue of approximately $1.15 million. The transaction was completed pursuant to the terms of that certain Asset Purchase Agreement, dated as of January 21, 2005 (the “Asset Purchase Agreement”), by and among Starpoint, Limited Partnership, a Pennsylvania limited partnership (“Starpoint”), Cable Sentry Corporation, a Florida corporation (“Cable Sentry”), Coral Security, Inc., a Florida corporation (“Coral Security”) and Westview Security, a Florida corporation (“Westview” and, together with Starpoint, Cable Sentry and Coral Security, the “Sellers”) and Adelphia, on the one hand, and Devcon Security, on the other hand, as amended by that certain Amendment No. 1, dated as of February 28, 2005 (“Amendment No. 1”). Other than the Asset Purchase Agreement, there is no material relationship between the Company or Devcon Security, on the one hand, and Sellers or Adelphia, on the other hand. The transaction received approval by the United States Bankruptcy Court for the Southern District of New York in an order issued on January 28, 2005.

Devcon Security and its direct parent, Devcon Security Holdings, Inc. (“Holdings” and, together with Devcon Security, the “Borrowers”) financed this Acquisition through available cash and a senior secured revolving credit facility (the “Senior Loan”) provided by certain lenders and CIT Financial USA, Inc., serving as agent (“CIT”). CIT is the sole initial lender. The Senior Loan is governed by the terms of that certain Credit Agreement (the “Credit Agreement”), dated as of February 28, 2005, by and among Borrowers, the Lenders signatory thereto from time to time, as Lenders (the “Lenders”), and CIT, as Agent and Lender. The maximum amount available under the Senior Loan is thirty-five million dollars ($35 million), but this amount may be increased up to fifty million dollars ($50 million) at the request of Borrowers if no Event of Default has occurred, the Lenders’ prior written consent is obtained and certain other customary conditions are satisfied. Borrowers may draw amounts under the Senior Loan until March 30, 2007 and all amounts outstanding under the Senior Loan will be due on February 28, 2011. The Senior Loan is secured by, among other things, a security interest in substantially all of the assets of Borrowers, including a first mortgage on certain real property owned by Devcon Security. The interest rate charged under the Senior Loan varies depending on the types of advances or loans Borrowers select under the Senior Loan. Borrowings under the Senior Loan may bear interest at the higher of (i) the prime rate as announced in the Wall Street Journal or (ii) the Federal Funds Rate plus 50 basis points, plus a spread which ranges from 125 to 300 basis points. Alternatively, borrowings under the Senior Loan may bear interest at LIBOR-based rates plus a spread which ranges from 250 to 425 basis points (LIBOR plus 425 basis points as of the date hereof). The spread depends upon Holdings’ ratio of total debt to recurring monthly revenues. Borrowers pay a variable commitment fee each quarter on the unused portion of the commitment equal to 37.5 basis points. Borrowers are subject to certain covenants and restrictions specified in the Senior Loan, including covenants that restrict their ability to pay dividends, make certain distributions, pledge certain assets or repay certain indebtedness.

Beginning March 30, 2007, the day on which Borrowers are prevented from drawing additional amounts under the Senior Loan, Borrowers are required to make certain scheduled principal payments on the Senior Loan in amounts equal to the percentage of the outstanding principal amount set forth below:

Payment Dates Occurring During	Quarter Payment Due	Total Annual Payments
March 31, 2007 through December 31, 2007	2.5% of Term Amount	10.0% of Term Amount

January 1, 2008 through December 31, 2008	3.75% of Term Amount	15.0% of Term Amount

January 1, 2009 through December 31, 2009	4.375% of Term Amount	17.5% of Term Amount

January 1, 2010 through December 31, 2010	5% of Term Amount	20.0% of Term Amount

The foregoing summary of the Asset Purchase Agreement and the Senior Loan is not complete and is qualified in its entirety by reference to the Asset Purchase Agreement, as amended by Amendment No. 1, and the Credit Agreement, which are incorporated by reference herein or attached hereto as Exhibits 10.1, 10.7 and 10.2, respectively, and are incorporated herein by reference. A copy of the press release issued by the Company and dated as of February 28, 2005, is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 2.03 Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

See Item 2.01 above.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The financial statements required by this Item will be filed by amendment not later than 75 calendar days after the date of this Report on Form 8-K.

(b) Pro Forma Financial Information

The financial statements required by this Item will be filed by amendment not later than 75 calendar days after the date of this Report on Form 8-K.

(c) Exhibits

Exhibit No.	Document
10.1	Asset Purchase Agreement, dated as of January 21, 2005, by and among Sellers, Adelphia and Devcon Security.

10.2	Credit Agreement, dated as of February 28, 2005, by and among Borrowers, Lenders and CIT, as Agent.

10.3	Form of Note issued by Borrowers to CIT.

10.4	Security Agreement, dated as of February 28, 2005, by and among Borrowers and CIT.

10.5	Pledge Agreement, dated as of February 28, 2005, by and between Devcon International Corp. and CIT.

10.6	Pledge Agreement, dated as of February 28, 2005, by and among Borrowers and CIT.

10.7	Amendment No. 1 to Asset Purchase Agreement.

99.1	Press Release dated February 28, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVCON INTERNATIONAL CORP.

Date: February 28, 2005	By:	/s/ Stephen J. Ruzika
	Name:	Stephen J. Ruzika
	Title:	President

Index to Exhibits

Exhibit No.	Exhibit Title
10.1	Asset Purchase Agreement, dated as of January 21, 2005, by and among Sellers, Adelphia and Devcon Security (incorporated by reference to Exhibit 10.1 filed with the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 27, 2005).

10.2	Credit Agreement, dated as of February 28, 2005, by and among Borrowers, Lenders and CIT, as Agent.

10.3	Form of Note issued by Borrowers to CIT.

10.4	Security Agreement, dated as of February 28, 2005, by and among Borrowers and CIT.

10.5	Pledge Agreement, dated as of February 28, 2005, by and between Devcon International Corp. and CIT.

10.6	Pledge Agreement, dated as of February 28, 2005, by and among Borrowers and CIT.

10.7	Amendment No. 1 to Asset Purchase Agreement.

99.1	Press Release dated February 28, 2005.